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                            PEN-TAB HOLDINGS, INC.



                            1997 STOCK OPTION PLAN





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                            PEN-TAB HOLDINGS, INC.
                            1997 STOCK OPTION PLAN


                                   ARTICLE I

                                PURPOSE OF PLAN

       This 1997 Stock Option Plan (the "Plan") of Pen-Tab Holdings, Inc. (the
                                         ----
"Company"), adopted by the Board of Directors of the Company effective February
 -------
4, 1997, is intended to advance the Company's best interests by providing additional incentives to members of the senior management of the Company or any Subsidiary. As such, these persons will be allowed hereunder to acquire an ownership interest in the Company. The availability and offering of stock options under the Plan also increases the Company's and its Subsidiaries' ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth, and profitability of the Company depends. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933, as amended (the "Securities Act")
                                                            --------------
and, unless and until the Common Stock is publicly traded, the issuance of options and Common Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701.


                                  ARTICLE II

                                  DEFINITIONS

       For purposes of the Plan the following terms have the indicated meanings:

       "Board" means the Board of Directors of the Company.
        -----

       "Cause" means (i) a breach of the Participant's covenants under such
        -----
Participant's Employment Agreement with the Company (if any) or any other agreements with the Company or its Subsidiaries, (ii) the commission by the Participant of a felony, a crime involving moral turpitude or other act causing material harm to the standing and reputation of the Company or any of its Subsidiaries, or (iii) the Participant's repeated failure to comply with the written directives of the Board.

       "Class A Common" means the Company's Class A common stock, $.01 par value
        --------------
per share, or if any of such Class A Common is hereafter converted into or exchanged for different stock or securities of the Company, such other stock or securities, all as adjusted for any stock split, stock dividend, share combination, share exchange, conversion, recapitalization, merger, consolidation or reorganization.

       "Class B Common" means the Company's Class B common stock, $.01 par value
        --------------
per share, or if any of such Class B Common is hereafter converted into or exchanged for different stock or securities of the Company, such other stock or securities, all as adjusted for any stock split, stock dividend, share combination, share exchange, conversion, recapitalization, merger, consolidation or other reorganization.

       "Code" means the Internal Revenue Code of 1986, as amended, and any
        ----
successor statute.

       "Committee" means the Compensation Committee or such other committee of
        ---------
the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board. The Committee, if other than the Board, shall be composed of two or more directors as appointed from time to time by the Board.

       "Common Stock" means the Class A Common and Class B Common, or if the
        ------------
outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

       "CVC" means Citicorp Venture Capital, Ltd., a New York corporation.
        ---

       "Disability" means the inability, due to illness, accident, injury,
        ----------
physical or mental incapacity or other disability, of the Participant to carry out effectively his duties and obligations to the Company or to participate effectively and actively in the management of the Company or a Subsidiary of the Company for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve-month period, as determined in the reasonable judgment of the Board.

       "Expiration Date" means, with respect to each Participant, the close of
        ---------------
business on the day specified in the Participant's Option Agreement as the last day a Participant can exercise options granted pursuant to such Option Agreement, subject to earlier expiration as provided in Section 5.7 hereof.

       "Fair Market Value" per share on any given date means the average of the
        -----------------
closing prices of the sales of the Class A Common on all securities exchanges on which such stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such stock is not so listed, the average of the representative bid and asked prices quoted on the Nasdaq National Market System ("Nasdaq") as of 4:00 P.M., Eastern
                                              ------
Standard Time, or, if on any day such stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated. If at any time the Class A Common is not listed or quoted, the Fair Market Value per share of the Class A Common shall be the fair market value as determined by the Committee or the Board in its reasonable business judgment.

       "Form" means those forms of the Internal Revenue Service used by
        ----
taxpayers to file federal income tax returns.

       "Independent Third Party" means any person who, immediately prior to the
        -----------------------
contemplated transaction, does not own in the aggregate in excess of 5% of the Common Stock, (a "5% Owner"),
                  --------
who is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner and/or such other persons. Notwithstanding the foregoing, in no event shall a Participant be deemed an Independent Third Party.

       "Measurement Date" means the date on which any taxable income resulting
        ----------------
from the exercise of an Option is determined under applicable federal income tax law.

       "Option Agreement" has the meaning ascribed thereto in Section 6.1.
        ----------------

       "Option Grant" means the awarding of Options to Participants under
        ------------
Article 5.1(a).

       "Option Shares" means (i) all shares of Class A Common issued upon the
        -------------
exercise of an Option, and (ii) all shares of Class A Common issued with respect to the Class A Common referred to in clause (i) above by way of stock dividend, stock split, share combination, share exchange or in connection with any conversion, merger, consolidation, recapitalization, or other reorganization affecting the Class A Common. Unless provided otherwise herein or in the terms of Participant's Option Agreement, Option Shares will continue to be Option Shares in the hands of any holder other than the Participant (except for the Company), and each such transferee thereof will succeed to the rights and obligations of a holder of Option Shares hereunder.

       "Options" has the meaning set forth in Article IV.
        -------

       "Participant" means any executive or other key employee of the Company or
        -----------
any Subsidiary who has been selected to participate in the Plan by the Committee or the Board.

       "Permitted Transferee" means those persons to whom the Participant is
        --------------------
authorized (1) pursuant to Section 5.9, to transfer Option Shares, or (2) pursuant to Section 6.3, to transfer Options.

       "Person" means an individual, a partnership, a corporation, a limited
        ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

       "Repurchase Notice" has the meaning ascribed thereto in Section 5.8(b)
        -----------------
hereof.

       "Repurchase Option" has the meaning ascribed thereto in Section 5.8(a)
        -----------------
hereof.

       "Sale Notice" has the meaning ascribed thereto in Section 5.9(a) hereof.
        -----------

       "Sale of the Company" means the sale of the Company to an Independent
        -------------------
Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (a) substantially all of the capital stock of the Company (whether by merger, consolidation, recapitalization, sale or transfer) or (b) all or substantially all of the Company's assets determined on a consolidated basis.

       "Securities Act" has the meaning ascribed thereto in Article 1 hereof.
        --------------

       "Shareholders Agreement" means the Shareholders Agreement, dated as of
        ----------------------
February 4, 1997, by and among the Company, CVC, and certain other parties, as may be amended.

       "Subsidiary" means, with respect to any Person, any corporation,
        ----------
partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of securities entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, limited liability company, association or other business entity.

       "Termination Date" means the date upon which a Participant's employment
        ----------------
with the Company terminated including by reason of death or Disability.


                                  ARTICLE III

                                ADMINISTRATION

       The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions, and conditions upon such Options as it shall deem appropriate,
(iv) interpret the Plan and adopt, amend, and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan, and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company, and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons or entities as it deems appropriate.

                                  ARTICLE IV

                        LIMITATION ON AGGREGATE SHARES

       The number of shares of Class A Common with respect to which stock purchase options ("Options") may be granted under the Plan shall not exceed, in
                   -------
the aggregate, 527,777 shares, subject to adjustment in accordance with Section
6.4. To the extent that any Options expire unexercised or are canceled, terminated, or forfeited in any manner without the issuance of Class A Common thereunder, or if any Options are exercised and the shares of Common Stock issued thereunder are repurchased by the Company, such shares shall again be made available under the Plan. The shares of Class A Common available under the Plan may consist of authorized and unissued shares, treasury shares, or a combination thereof, as the Committee shall determine.


                                   ARTICLE V

                                    AWARDS

   5.1 GRANT OF OPTIONS.

       (a) GRANT. The Committee may grant Options to Participants from time to time in accordance with this Article V. Options granted under the Plan shall be nonqualified stock options and are not intended to be "incentive stock options"
                                   ---
within the meaning of Code (S)422 or any successor provision.

       (b) EXERCISE PRICE. The exercise price per share of Class A Common under each Option shall be determined by the Committee at the time of grant.

       (c) EXERCISABILITY. Subject to Section 5.6, Options shall be exercisable at such time or times as the Committee shall determine.

       (d) OPTION TERM. The Committee shall determine the term of each Option, which term shall not exceed ten years from the date of grant of the Option.

   5.2 EXERCISE PROCEDURE. Options shall be exercisable by written notice to the Company's Secretary (which notice shall constitute notice to the Company) accompanied by payment in full of the applicable exercise price. Payment of such exercise price may be made by check, bank draft, money order or wire transfer of immediately available funds.

   5.3 EXCHANGE OF PREVIOUSLY ACQUIRED STOCK. The Committee, in its discretion and subject to such conditions as the Committee may determine, may permit the exercise price for the shares being acquired upon the exercise of an Option to be paid, in full or in part, by the delivery to the Company of Class A Common. Any Class A Common so delivered shall be treated as the payment of cash equal to the Fair Market Value of such Class A Common.

   5.4 WITHHOLDING TAX REQUIREMENTS.

       (a) AMOUNT OF WITHHOLDING. It shall be a condition to the exercise of any Option that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding Amount") shall be
                                                  ------------------
determined by the Treasurer or other appropriate officer of the Company, and the Participant shall furnish such information and make such representations as such officer requires to make such determination.

       (b) WITHHOLDING PROCEDURE. If the Company determines that withholding tax is required with respect to any Option exercise, the Company shall notify the Participant of the Withholding Amount, and the Participant shall pay to the Company an amount not less than the Withholding Amount. In lieu of making such payment, the Participant may pay the Withholding Amount by either (i) delivering to the Company a number of shares of Class A Common having an aggregate Fair Market Value as of the Measurement Date not less than the Withholding Amount, or
(ii) directing the Company to withhold and not deliver or issue to the Participant a number of shares of Class A Common, otherwise issuable upon the exercise of the Option, having an aggregate Fair Market Value as of the Measurement Date not less than the Withholding Amount. In addition, if the Committee approves, a Participant may elect pursuant to the prior sentence to deliver or direct the withholding of shares of Class A Common having an aggregate Fair Market Value in excess of the minimum Withholding Amount but not in excess of the Participant's applicable highest marginal combined federal income and state income tax rate, as estimated in good faith by such Participant. Any fractional share interests resulting from the delivery or withholding of shares of Class A Common to meet withholding tax requirements shall be settled in cash. All amounts paid to or withheld by the Company and the value of all shares of Class A Common delivered to or withheld by the Company pursuant to this Section 5.4 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option, but it is determined subsequently that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company (by means acceptable to the Company) the amount required to be withheld.

   5.5 NOTIFICATION OF INQUIRIES AND AGREEMENTS. Each Participant and each Permitted Transferee shall notify the Company in writing within 10 days after the date such Participant or Permitted Transferee (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of Options granted hereunder; (ii) includes or agrees (including, without limitation, in any settlement, closing, or other similar agreement) to include in gross income with respect to any Option granted under this Plan (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to such Participant by the Company, or (B) if the Participant received no such Form, any amount; and (iii) sells, disposes, or otherwise transfers Option Shares acquired pursuant to this Plan. Upon request, a Participant or Permitted Transferee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.

   5.6 CONDITIONS AND LIMITATIONS ON EXERCISE.

       (a) TIMING OF EXERCISE. At the discretion of the Committee at the time of grant, Options may only be exercised, in one or more installments, to the extent such Options have become vested. In each case as the Committee shall decide at the time Options are granted, Options shall vest upon (i) the fulfillment of certain conditions, and (ii) the passage of specified periods of time.

       (b) VESTING OF OPTION. The Option shall be subject to such vesting provisions as the Committee shall set forth at the time that the Options are granted under the Option Agreement. In the event of a Sale of the Company, the Committee may provide, in its discretion, that the Options held by Participants who are then employed by the Company shall become immediately vested; provided that such Participants have been continuously employed by the Company from the date of the Option grant to the date of the Sale of the Company, and that such Options shall terminate if not exercised as of the date of the Sale of the Company.

   5.7 EXPIRATION OF OPTIONS.

       (a) NORMAL EXPIRATION. In no event shall any part of any Option be exercisable after the Expiration Date.

       (b) EARLY EXPIRATION UPON TERMINATION OF EMPLOYMENT. Any part of any Option that was not vested and exercisable on a Participant's Termination Date shall expire and be forfeited on such date, and any part of any Option that was vested and exercisable on the Termination Date shall also expire and be forfeited; provided, however, that if a Participant (i) dies or becomes subject to any Disability, the part of a Participant's Options that are vested and exercisable shall expire 90 days from the date of death or Disability, but in no event after the Expiration Date, (ii) retires (with the approval of the Committee), the part of Participant's Options that are vested and exercisable shall expire 60 days from the date of retirement, or (iii) is discharged other than for Cause, the part of Participant's Options that are vested and exercisable shall expire 30 days from the date of discharge, but in no event after the Expiration Date. In the event of the death of a Participant, Options that are vested as of the date of death may be exercised by only the executor or administrator of the Participant's estate or the person or persons to whom the Participant's rights under the Options pass by will or by the laws of descent and distribution.

   5.8 RIGHT TO REPURCHASE OPTION SHARES UPON TERMINATION OF EMPLOYMENT.

       (a) REPURCHASE RIGHT. In the event a Participant's employment with the Company is terminated for any reason (including death or Disability), the Option Shares (whether held by such Participant or one or more Permitted Transferees and including any Option Shares acquired subsequent to such termination of employment) will be subject to repurchase by the Company, CVC and Hodes pursuant to the terms and conditions set forth in this Section 5.8 (the "Repurchase
                                                                ----------
Option") at a price per share determined as of the Termination Date equal to the
------
Fair Market Value thereof. Notwithstanding the foregoing, if the Participant's employment was terminated for Cause or by reason of the Executive's voluntary resignation, then the purchase price for each Option Share will be the lower of (x) Fair Market Value as of the Termination Date and (y) the price paid by the Participant for such Option Shares.

       (b) REPURCHASE ELECTION. (i) The Company may elect to purchase all or any portion of the Option Shares by delivery of written notice (the "Company
                                                                     -------
Repurchase Notice") to the holder or holders of the Option Shares, a copy of
-----------------
which shall be delivered to CVC and Alan Hodes, within 120 days after the Termination Date (or within 270 days after the Termination Date if such termination was caused by death or Disability). The Company Repurchase Notice will set forth the number of Option Shares to be acquired from such holder, the aggregate consideration to be paid for such shares, and the time and place for the closing of the transaction.

       (ii) If for any reason the Company does not elect to purchase all of the Option Shares pursuant to such Repurchase Option, CVC and Alan Hodes shall be entitled to exercise the Repurchase Option for the Option Shares the Company has not elected to purchase (the "Available Shares"). As soon as practicable after
                              ----------------
the Company has determined that there will be Available Shares, but in any event within 120 days after the Termination Date (or within 270 days after the Termination Date if such termination was caused by death or Disability), the Company shall give written notice (the "Option Notice") to CVC and Alan Hodes
                                        -------------
setting forth the number of Available Shares. CVC and Alan Hodes may elect to purchase all or a portion of the Available Shares by giving written notice to the holder or holders of the Available Shares within 45 days after the Option Notice has been given by the Company (each a "Shareholder Repurchase Notice").
                                              -----------------------------
In the event CVC and Alan Hodes elect to purchase more shares than the Available Shares, each of CVC and Alan Hodes shall be entitled to purchase the Available Shares pro rata based on their ownership of Common Stock.

       (c) CLOSING OF REPURCHASE. The closing of the repurchase transaction will take place on the date designated by the Company in the Company Repurchase Notice or by CVC and/or Alan Hodes in the Shareholder Repurchase Notice(s), which date shall not be more than 30 days nor less than 10 days after the delivery of such notice. The applicable purchasers will pay for the Option Shares to be purchased pursuant to the Repurchase Option by delivering to such Participant or Permitted Transferees a check in the amount of the aggregate sale price of the Option Shares to be repurchased. The Participant and each other seller will deliver the certificates representing the Option Shares to be sold, duly endorsed in form, for transfer to the applicable purchaser or its designee, and the applicable purchaser will be entitled to receive customary representations and warranties from the Participant or Permitted Transferee regarding title to the Option Shares.

   5.9 RESTRICTIONS ON OPTION SHARES. The Option Shares shall be subject to the terms and conditions of the Shareholders Agreement and shall be deemed "Shareholder Shares" for all purposes thereof.

                                  ARTICLE VI

                              GENERAL PROVISIONS

   6.1 WRITTEN AGREEMENT. The terms and conditions of each Option granted hereunder shall be embodied in a written agreement (the "Option Agreement") that
                                                         ----------------
shall be signed by the Participant to whom the Option is granted and be subject to the terms and conditions set forth herein.

   6.2 LISTING, REGISTRATION, AND LEGAL COMPLIANCE. If at any time the Committee, in its discretion, determines that the listing, registration, or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations, and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent, or approval. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may impose, at any time, any limitations upon the exercise of Options that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

   6.3 OPTIONS NOT TRANSFERRABLE. Options may not be transferred other than by will or by the laws of descent and distribution and, during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or, if such Participant is incapacitated, by such Participant's legal guardian or legal representative).

   6.4 ADJUSTMENTS. In the event of a reorganization, recapitalization, stock dividend, stock split, or such other combination or other change in the shares of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under the Plan or outstanding Options, and as such Board or Committee determines to be appropriate and equitable, adjust (1) the number and type of shares as to which options may be granted under the Plan,
(2) the number and type of shares covered by outstanding Options, (3) the exercise prices specified therein, and (4) other provisions of this Plan specifying a number of shares.

   6.5 RIGHTS OF PARTICIPANTS. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without cause), or to confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time, or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as such.

   6.6 AMENDMENT, SUSPENSION, AND TERMINATION OF PLAN. The Board or the Committee may suspend or terminate the Plan, or any portion thereof, at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without shareholder approval, to the extent such approval is required by law, agreement, or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension, or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as provided below. No Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan.

   6.7 AMENDMENT OF OUTSTANDING OPTIONS. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had initial authority under the Plan to grant such Option; provided, however, that except as expressly contemplated elsewhere herein, or in any Option Agreement, no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant.

   6.8 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against (i) all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be party by reason of any action or omission undertaken in connection with the Plan or any Option granted under the Plan, and
(ii) all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding. Notwithstanding the foregoing, any such Committee member shall be entitled to the indemnification rights set forth in this Section 6.8 only if such member (1) acted in good faith and in a manner that such member reasonably believed to be in, and not opposed to, the best interests of the Company, and (2) with respect to any criminal action or proceeding, (A) had no reasonable cause to believe that such conduct was unlawful, and (B) upon the institution of any such action, suit, or proceeding, gave the Company written notice thereof as well as an opportunity to defend the same before undertaking to defend it on his own behalf.

   6.9 RESTRICTED SECURITIES. All Class A Common issued pursuant to the terms of this Plan shall constitute "restricted securities," as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, and may not be transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom. In connection with any such transfer, the Company may require the transferor to provide a written opinion of counsel to the effect that such transfer complies with the Securities Act and other applicable securities laws. The certificates representing the Option Shares shall bear the following legends:

       "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON ___________, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES

       LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS AS SET FORTH IN THE COMPANY'S 1997 STOCK OPTION PLAN, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

       In addition, each Participant agrees by acceptance of the Option not to effect any public sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180 days after the effectiveness of any underwritten Demand Registration or any underwritten Piggyback Registration (as such terms are defined in the Registration Rights Agreement dated as of February 4, 1997 between the Company and certain of its shareholders), except as part of such underwritten registration if otherwise permitted.


                             *    *    *    *    *

                            PEN-TAB HOLDINGS, INC.

                AGREEMENT EVIDENCING A GRANT OF A NONQUALIFIED
                   STOCK OPTION UNDER 1997 STOCK OPTION PLAN


          This OPTION AGREEMENT (the "Agreement") is made as of ___________,
                                      ---------
1997, between Pen-Tab Holdings, Inc. a Virginia corporation (the "Company"), and
                                                                  -------
_________________________ ("Grantee").  Capitalized terms used but not defined
                            -------
herein shall have the meanings assigned to such terms in the Plan (as defined below).

          1.   Grant of Option.  Pursuant to the Pen-Tab Holdings, Inc. 1997
               ---------------
Stock Option Plan (the "Plan"), the Company hereby grants to Grantee, as of the
                        ----
grant date specified above, a nonqualified stock option (the "Option") to
                                                              ------
purchase ________________ shares of the Company's Class A common stock, par value $.01 per share, (the "Class A Common") (which number of shares may be
                            --------------
adjusted as provided in the Plan) at the exercise price per share of $1.00, subject to the terms and conditions set forth herein and in the Plan.

          2.   Grantee Bound by Plan.  Attached hereto as Annex A is a copy of
               ---------------------                      -------
the Plan which is incorporated herein by reference and made a part hereof. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. The Plan should be carefully examined before any decision is made to exercise the Option.

          3.   Exercise of Option.  Subject to Section 5, the Option may be
               ------------------
exercised by written notice to the Company's Secretary at any time and from time to time but only to the extent it has become vested. An Option shall not be exercisable, in any event, after the tenth anniversary of grant. An Option may not be exercised for a fraction of a share of Common Stock. Options are subject to cancellation as provided in the Plan.

          4.   Vesting of Options.
               ------------------

               (a) Normal Vesting.  Subject to the earlier expiration of any
                   --------------
Options pursuant to Section 5.7 of the Plan, the Option shall vest and become
                            ---
exercisable in the amounts set forth opposite the dates set forth below:

             Vesting Date                Vested Percentage of Option
             ------------                ---------------------------
First anniversary of the date hereof                 20%

Second anniversary of the date hereof                40%

Third anniversary of the date hereof                 60%

Fourth anniversary of the date hereof                80%

Fifth anniversary of the date hereof                100%

               (b) Acceleration of Vesting on a Sale of the Company.
                   ------------------------------------------------

                   (i) If the Grantee has been continuously employed by the Company from the date of the grant of the Option until the event of a Sale of the Company, the portion of the Option which has not vested as of the date of such Sale of the Company shall be deemed to be immediately vested and will become exercisable. If the Grantee elects to exercise any portion of the Option in connection with the Sale of the Company, such exercise, subject to the Grantee's compliance with Section 5, will be deemed to occur immediately prior to the consummation of such Sale of the Company.

               (ii) Notwithstanding any other provisions of this Option, if all or any portion of the payments or benefits provided under Section 4(b), by reason of acceleration of vesting or otherwise, either alone or together with other payments or benefits which the Grantee receives or is then entitled to receive from the Company and any of its Subsidiaries would constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the acceleration of vesting upon a sale of the Company shall apply only to so much of the Option that does not cause such acceleration to be subject to the excise tax imposed by Section 4999 of the Code; but only if, by reason of such limited acceleration, the Grantee's net after tax benefit shall exceed the net after tax benefit if such reduction were not made. "Net after tax benefit" for purposes of this Section 4(b)(ii) shall mean the sum of (w) the total amount payable to the Grantee under this Section 4, plus (x) all
                                                                   ----
     other payments and benefits which the Grantee receives or is then entitled to receive from the Company and any of its Subsidiaries that would constitute a "parachute payment" within the meaning of Section 280G of the Code, less (y) the amount of federal income taxes payable with respect to
           ----
     the payment and benefits described in (w) and (x) above, calculated at the maximum marginal income tax rate for each year in which such payments and benefits shall be paid to the Grantee (based upon the rate in effect for such year as set forth in the Code at the time of the first payment of the foregoing), less (z) the amount of excise taxes imposed with respect to the
                 ----
     payments and benefits described in (w) and (x) above by Section 4999 of the Code.

          5.   Conditions to Exercise.  The Option may not be exercised by
               ----------------------
Grantee unless the following conditions are met:

               (a) Grantee shall deliver an executed Joinder to the Shareholders Agreement, dated as of _________, 1997, by and among the Company, CVC and certain other parties, as may be amended from time to time (the "Shareholders
                                                                 ------------
Agreement"), in the form of Exhibit A to the Shareholders Agreement;
---------                   ---------

               (b) legal counsel for the Company must be satisfied at the time of exercise that the issuance of shares of Common Stock upon exercise will be in compliance with the Securities Act, and applicable United States federal, state, local, and foreign laws; and

               (c) Grantee must pay at the time of exercise the full purchase price for the shares of Common Stock being acquired hereunder pursuant to
Section 5.2 of the Plan and must pay, or make adequate provision for the payment of, the withholding amount pursuant to Section 5.4 of the Plan.

          6.   Transferability.
               ---------------

               (a) Transfer Restrictions.  This Option may not be sold,
                   ---------------------
assigned, transferred, pledged, hypothecated, or otherwise disposed of by Grantee, except by will or by the laws of descent and distribution and is exercisable during Grantee's lifetime only by Grantee (or, if Grantee is incapacitated, by Grantee's legal guardian or legal representative). If Grantee or anyone claiming under or through Grantee attempts to violate this Paragraph 6, such attempted violation shall be null, void, and without effect, and the Company's obligation hereunder shall terminate. If at the time of Grantee's death the Option has not been fully exercised, Grantee's estate or any person who acquires the right to exercise the Option by bequest or inheritance or by reason of Grantee's death may, at any time within 90 days after the date of Grantee's death (but in no event after the expiration of ten years from the grant date), exercise the Option with respect to the number of shares (determined under Paragraph 4 above) as to which Grantee could have exercised the Option at the time of Grantee's death, or with respect to such greater number of shares as determined by the Committee in its sole discretion. The applicable requirements of Paragraph 5 above must be satisfied at the time of such exercise.

               (b) Additional Transfer Restrictions.  Any Option Shares received
                   --------------------------------
upon exercise of this Option (i) are subject to the repurchase right set forth in Section 5.8 of the Plan and (ii) shall constitute "Shareholder Shares" for all purposes of the Shareholders Agreement and shall be subject to the restrictions and obligations of the Shareholders Agreement.

          7.   Administration.  Any action taken or decision made by the
               --------------
Company, the Board, or the Committee or its delegates arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive, and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board, or the Committee or its delegates.

          8.   No Rights as Shareholder.  Unless and until a certificate or
               ------------------------
certificates representing such shares of Common Stock shall have been issued to Grantee (or any person acting under Paragraph 7 above), Grantee shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares of Common Stock acquired upon exercise of the Option.

          9.   Investment Representation.  Grantee hereby represents and
               -------------------------
warrants that the shares of Common Stock that Grantee may acquire by exercising the Option shall be acquired for investment without a view to distribution, within the meaning of the Securities Act, and shall not be sold, transferred, assigned, pledged, or hypothecated in the absence of an effective registration statement for the shares of Common Stock under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Grantee also agrees that the shares of Common Stock that Grantee may acquire by exercising the Option will not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable federal or state securities laws.

          10.  Listing and Registration of Common Stock.  The Company, in its
               ----------------------------------------
discretion, may postpone the issuance, delivery, or both, of shares of Common Stock upon any exercise of the Option until completion of such stock exchange listing, or registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate.

          11.  Rights of Participants.  Neither this Agreement nor the Plan
               ----------------------
creates any employment rights in Grantee and the Company shall have no liability for terminating Grantee's employment or materially reducing Grantee's responsibilities.

          12.  Notices.  Any notice hereunder to the Company shall be addressed
               -------
to the attention of the president of the Company, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of the Company or Grantee to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by reputable overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

          13.  Binding Effect.  This Agreement shall be binding upon and inure
               --------------
to the benefit of any successors to the Company and all persons lawfully claiming under Grantee.

          14.  GOVERNING LAW. THE CORPORATE LAW OF VIRGINIA SHALL GOVERN ALL
               -------------
ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS SHAREHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.


                           *     *     *     *     *

   IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.

                                        PEN-TAB HOLDINGS, INC.


                                        ____________________________
                                        Name:
                                        Title:



                                        GRANTEE



                                        ____________________________
                                        Employee's Signature


                                        ____________________________
                                        Name of Employee (Print)

                                                                         ANNEX A
                                                                         -------
                            Pen-Tab Holdings, Inc.
                            1997 Stock Option Plan


See attached.